UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2007
HEALTHSTREAM, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
209 10th Avenue South, Suite 450, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)
(615) 301- 3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Business Combination
On March 12, 2007, HealthStream, Inc., a Tennessee corporation (the “Company”), entered into a Stock Purchase Agreement with The Jackson Organization, Research Consultants, Inc. (“TJO”), a Maryland corporation, and David Jackson and the Jackson Charitable Remainder Trust (collectively the “Seller”), the owner of 100% of the stock of TJO. On the same day and in accordance with the terms of the Stock Purchase Agreement, the Company acquired 100% of the stock of TJO from the Seller for approximately $11.6 million in cash and 252,616 shares of Company common stock resulting in TJO becoming a wholly-owned subsidiary of the Company (the “TJO Transaction”). The terms of the Stock Purchase Agreement are summarized below.
In the transaction, the Seller received cash and shares of common stock of the Company as provided in Item 2.01 below.
The Stock Purchase Agreement contains customary representations and warranties from the Company and the Seller, including representations and warranties about TJO’s business, assets, operations, and liabilities. The Stock Purchase Agreement also includes indemnifications by the Company and Seller for losses resulting from breaches or misrepresentations under the Stock Purchase Agreement.
In connection with the TJO Transaction, David Jackson has entered into a consulting agreement with the Company and has agreed not to compete with the Company for a period of four (4) years. In addition, certain employees of TJO have entered into employment agreements with TJO which will operate as a wholly-owned subsidiary of the Company.
In connection with the TJO Transaction, the Company entered into a new lease for its office facility with an entity owned by David Jackson. The new lease includes a five year term, with two options to renew the lease for two years each.
The descriptions contained herein of the Stock Purchase Agreement entered into in connection with the TJO Transaction are qualified in their entirety by reference to the Stock Purchase Agreement attached hereto as Exhibit 2.1. In addition, on March 12, 2007, the Company issued a press release announcing the completion of the TJO Transaction, the text of which is set forth in Exhibit 99.1 and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Pursuant to the terms of the Stock Purchase Agreement discussed in Item 1.01 above, the Company acquired 100% of the stock of TJO in consideration for the following combination of cash and common stock delivered to the Seller or in escrow as follows:
•	$6,177,625 of cash paid at closing to the Seller or other designated parties;

•	$447,233 payable in cash associated with the payment of certain outstanding debts of the Seller;

•	$3,262,375 payable in cash to be held in escrow, subject to settlement of debts of the seller and release of a guaranty;

•	$1,560,000 payable in cash to be held in escrow, with one half to be released 12 months after March 12, 2007, and the remainder to be released 18 months after March 12, 2007 subject to indemnification claims;

•	$200,000 payable in cash, subject to the determination of working capital as of the closing date, to be held in escrow with a release date no later than 105 days from March 12, 2007; and

•	252,616 shares of HealthStream, Inc. common stock to be held in escrow until the date that is 18 months after March 12, 2007, subject to indemnification claims.

•	In addition to the Stock Purchase Agreement, the Company entered into a consulting agreement with David Jackson, which includes payments based on achieving certain financial objectives.
Item 2.02 Results of Operations and Financial Condition.
On March 12, 2007, the Company issued a press release announcing the acquisition of TJO, the text of which is set forth in Exhibit 99.1.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information under Item 1.01 above is incorporated by reference hereunder.

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Item 3.02 Unregistered Sale of Equity Securities.
On March 12, 2007, as described in Item 2.01 above, as part of the consideration for the acquisition of the TJO business, the Company issued to Seller a total of 252,616 shares of the Company’s common stock, no par value per share, which are to be held in escrow until the date that is 18 months after March 12, 2007.
Pursuant to the Stock Purchase Agreement, the aggregate offering price of the common stock issued to Seller was $1.0 million, which amount includes the shares to be held in escrow as provided above.
The issuance of the common stock to Seller is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.
Item 9.01 Financial Statements and Exhibits.
On March 12, 2007, the Company entered into a Stock Purchase Agreement with Seller. In accordance with the terms of the Stock Purchase Agreement, the Company acquired 100% of the stock of TJO from the Seller for approximately $11.6 million in cash and 252,616 shares of Company common stock, resulting in TJO becoming a wholly-owned subsidiary of the Company. Approximately $5.0 million in cash and 252,616 shares of Company common stock are to be held in escrow pending the satisfaction of certain items in the stock purchase agreement.
(a)	Financial Statements of Business
The audited financial statements of TJO for the years ended December 31, 2005 and 2004 and the unaudited condensed financial statements for the nine months ended September 30, 2006 and 2005 are filed as Exhibit 99.2 and Exhibit 99.3, respectively, and are hereby incorporated by reference.
(b)	Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet as of September 30, 2006 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006 are filed as Exhibit 99.4 and are hereby incorporated by reference.
(d)	Exhibits

2.1	Stock Purchase Agreement, dated as of March 12, 2007, by and among HealthStream, Inc. and The Jackson Organization, Research Consultants, Inc. (Pursuant to Item 601 (b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

23.1	Consent of Ernst & Young LLP

99.1	Press release dated March 12, 2007, announcing the acquisition of The Jackson Organization, Research Consultants, Inc.

99.2	Audited Financial Statements of The Jackson Organization, Research Consultants, Inc. for the years ended December 31, 2005 and 2004.

99.3	Unaudited Condensed Financial Statements of The Jackson Organization, Research Consultants, Inc. for the nine months ended September 30, 2006 and 2005.

99.4	Unaudited pro forma condensed combined financial information of HealthStream, Inc. for the year ended December 31, 2005 and for the nine months ended September 30, 2006.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Susan A. Brownie Susan A. Brownie Chief Financial Officer March 12, 2007

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INDEX TO EXHIBITS

Exhibit
Number	Description
2.1	Stock Purchase Agreement, dated as of March 12, 2007, by and among HealthStream, Inc. and The Jackson Organization, Research Consultants, Inc. (Pursuant to Item 601 (b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

23.1	Consent of Ernst & Young LLP

99.1	Press release dated March 12, 2007, announcing the acquisition of The Jackson Organization, Research Consultants, Inc.

99.2	Audited Financial Statements of The Jackson Organization, Research Consultants, Inc. for the years ended December 31, 2005 and 2004.

99.3	Unaudited Condensed Financial Statements of The Jackson Organization, Research Consultants, Inc. for the nine months ended September 30, 2006 and 2005.

99.4	Unaudited pro forma condensed combined financial information of HealthStream, Inc. for the year ended December 31, 2005 and for the nine months ended September 30, 2006.

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